                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



                                  JULY 31, 2002
                                (Date of Report)

                           NCI BUILDING SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                    1-14315                 76-0127701
 (State or other             (Commission             (I.R.S. Employer
 jurisdiction of             File Number)            Identification No.)
 incorporation)


                      10943 NORTH SAM HOUSTON PARKWAY WEST
                              HOUSTON, TEXAS 77064
                    (Address of principal executive offices)

                                 (281) 897-7788
                         (Registrant's telephone number,
                              including area code)


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         ITEM 5: OTHER EVENTS

         As required by Rule 135c under the Securities Act of 1933, NCI Building Systems, Inc. is filing with this Form 8-K as Exhibit 99 a press release, which is incorporated into this Form 8-K by reference. The press release relates to NCI's announcement that it intends to refinance its existing bank debt and privately place $50 million of a new issue of senior subordinated notes. The press release was issued by NCI on July 17, 2002.

         ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibits are filed with this Form 8-K:

                  99 Press Release issued by NCI Building Systems, Inc. on July 17, 2002

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         NCI BUILDING SYSTEMS, INC.
                                                (Registrant)



                                         By: /s/ Robert J. Medlock
                                            -----------------------------------
                                            Robert J. Medlock,
                                            Executive Vice President and
                                            Chief Financial Officer

                                         Dated:  July 31, 2002




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                                INDEX TO EXHIBITS



Exhibit
Number               Description
-------              -----------
   99                Press Release issued by NCI Building Systems, Inc.
                     on July 17, 2002